First Bancorp (NYSE: FBP) Overview July 2007

Disclaimer This presentation has been prepared by First BanCorp to provide current information, including preliminary financial information, about its operations and includes information that has not been included in any report previously filed with the Securities and Exchange Commission. The financial information has not been audited or reviewed by First BanCorp's independent registered public accounting firm and reflects First BanCorp's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors and circumstances that could affect the realization of those developments or results. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including the Corporation's ability to file the 2006 10-K during the summer of 2007 and, thereafter, the required quarterly information so that the Corporation can return to compliance with the reporting requirements under the Securities Exchange Act of 1934, the completion of the sale of shares of common stock to Scotiabank, which is conditioned on, among other things, regulatory approvals, the ability to finalize the settlement of the shareholder litigation and to settle the SEC inquiry relating to First BanCorp's recent restatement of its financial statements, interest rate risk relating to the secured loans to Doral and R&G Financial, the continued repayment by Doral and R&G Financial of its outstanding loans, the impact on net income of the reduction in net interest income resulting from the repayment of a significant amount of the commercial loans to Doral, the impact of the consent orders on the Corporation's future operations and results, the Corporation's ability to continue to implement the terms of the consent orders, FirstBank's ability to issue brokered certificates of deposit, its liquidity, the ability to fund operations, changes in the interest rate environment, regional and national economic conditions, competitive and regulatory factors and legislative changes, could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward- looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Management Presenters

Management Presenters

Management Presenters

Agenda Company Overview Recent Developments Restatement 2004 and Subsequent Filings Business Overview & Highlights Selected Financial Data 1st QTR 2007

Company Overview

Corporate Highlights Headquartered in San Juan, Puerto Rico Approximately 3,000 full time employees 153 branches, stand-alone offices and in-branch service centers Total assets of $17.2 billion as of March 31, 2007 Among the three largest financial holding companies headquartered in Puerto Rico and within the 50th largest bank holding companies in the US Approximately 130 ATM machines and 475,000 customers A diversified financial institution based in Puerto Rico Commercial, consumer, mortgage and auto lending portfolios Insurance and auto rental/leasing Expanding franchise in southern Florida, the 3rd fastest growing state with a long term growth rate of approximately 3 times the national average Leading bank by assets in the US Virgin Islands and British Virgin Islands, combined * Source: Commissioner of Financial Institutions of the Commonwealth of PR, September 2006. Source: KBW

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Corporate Organizational Chart


First BanCorp
First BanCorp Overseas Branch (IBE)
FirstBank International Branch (IBE)
FirstBank Puerto Rico
FirstBank Insurance Agency
Ponce General
FirstBank Florida
First Leasing and Rental
First Federal Finance (d/b/a Money Express)
First Mortgage
FirstBank Overseas (IBE)
First Insurance Agency USVI
First Express USVI

Notes:

- IBE: International Banking Entity
- Organizational chart shows the Corporation's main business entities

1 First Bank
Todo está en uno

First BanCorp Developments Since September 2005

First BanCorp Recent Developments September 2005: Senior Management changes November 2005: Board of Directors elected Fernando Rodriguez Amaro as a new independent director to serve as an additional financial expert on the Audit Committee December 2005: First BanCorp announced that it would restate all reported financials dating back to 2000 to correct for issues related to accounting for certain mortgage-related transactions and to correct the accounting for interest swaps (misapplication of the short-cut method) March 2006: The Federal Reserve and the FDIC issued Cease-and-Desist orders to First BanCorp, Doral and R&G relating to the FAS 140 treatment of certain past mortgage transactions and accounting for derivative instruments March 2006: First BanCorp publicly announced its return to well capitalized status at the end of 2005 following a capital contribution to FirstBank Puerto Rico ("FirstBank") from First BanCorp of $110 million. In addition, the partial repayment made by R&G in the fourth quarter of 2005 released capital allocated to the loan to R&G secured by mortgages May 2006: FirstBank received a cash payment from Doral of approximately $2.4 billion, substantially reducing the balance of approximately $2.9 billion in reclassified secured commercial loans outstanding to Doral. The payments further strengthened the Bank's total capital ratio by approximately 240 bps. The cash payment by Doral reduced the remaining balance of the commercial loans to Doral to approximately $450 million. First BanCorp expects additional accelerated payments by Doral, which will further reduce the outstanding balance July 2006: Board appointed Fernando Scherrer as Chief Financial Officer of the Company

First BanCorp Recent Developments August 2006: FirstBank consented to a Cease-and-Desist order with the FDIC under which the Company agreed to take certain actions to strengthen the Bank's compliance with the Bank Secrecy Act ("BSA") August 2006: FirstBank acquired an office building and land for a purchase price of $23,000,000. The property includes a lot with a 90,000 sq. ft. building in San Juan. The building will be remodeled and expanded to approximately 180,000 sq. ft. to accommodate FirstBank's branch operations, data processing and administrative offices. FirstBank plans to commence occupancy in 2008. September 2006: First BanCorp provided its restated financials for the years 2000 to 2004, with a cumulative net decrease in retained earnings and legal surplus of $17.1 million

First BanCorp Recent Developments December 2006: The Corporation was engaged in conversations with the SEC for the possible settlement of its investigation. The Corporation has accrued $8.5 million in its 2005 financials. 2006: The Corporation received several FDIC approvals for intercompany dividends from First Bank to the holding company, which have been used primarily to pay preferred and common dividends during 2006 January 2007: The Corporation has been engaged in conversations with lead plaintiff in class action lawsuit as part of mediation process for the possible settlement of the class action. The Corporation has accrued $74.3 million in its 2005 financials January 2007: The Corporation implemented SFAS 157 and SFAS 159 for certain callable brokered CD's and medium term notes. Adoption of SFAS 159 increased capital by approximately $92.2 million February 2007: The Corporation filed with the SEC 2005 financial statements on Form 10-K February 2007: First Bancorp announced that it has entered into an agreement with R&G Financial Corporation relating to prior transactions originally treated as purchases of mortgages and pass-through trust certificates by First BanCorp and FirstBank from R&G Financial Corporation subsidiaries. The agreement will enable First BanCorp to fulfill the remaining requirement of the previously-announced Consent Orders with banking regulators relating to the mortgage-related transactions that First BanCorp recharacterized for accounting and legal purposes as commercial loans secured by the mortgage loans and pass-through trust certificates

First BanCorp Recent Developments February 2007: First BanCorp announced that it has entered into a definitive agreement to issue approximately 9.250 million shares of its common stock to Scotiabank through a private placement offering, for a total purchase price of approximately $94.8 million. After the investment, Scotiabank will hold 10% of First BanCorp's then outstanding common shares March 2007: First BanCorp announced that it reached an agreement in principle to settle all claims with the lead plaintiffs in a shareholder class action originally filed in 2005. Under the terms of the settlement, subject to notice being provided to the class and final approval by the United States District Court for the District of Puerto Rico, First BanCorp will pay the plaintiffs $74,250,000. July 2007: The Corporation filed with the SEC 2006 financial statements on Form 10-K. 2007: The Corporation continues to receive approval to pay dividends both from the Bank to the Holding Company and from the Holding Company to the shareholders

Restatement 2004 Form 10K/A and Subsequent Filings

2000 - 2004 Restatement On September 26, 2006, the Corporation filed its Amended Annual Report for the year ended December 31, 2004, restating years 2000-2004 with the SEC. Principal areas of restatement are: Mortgage Related Transactions The restatement reflected the re-characterization of approximately $3.8 billion in Mortgage Loans and Pass-through Trust Certificates as commercial loans secured by mortgages and pass-through trust certificates The re-characterization changed the regulatory capital risk weighting of the loans from the 50% to the 100% category No impact in the Corporation's retained earnings as of December 31, 2004

2000 - 2004 Restatement Interest Rate Derivatives The effect of the restatement related to derivatives resulted in a cumulative non- cash decrease in retained earnings of approximately $26.3 million ($15.1 million after deferred tax effects) Other Accounting Adjustments Other accounting policies and practices that required additional adjustments and reclassifications were identified mainly SFAS 91 with respect to the accounting for the amortization of premiums and discounts on mortgage-backed securities The cumulative effect of all these other adjustments was an increase in retained earnings and legal surplus of approximately $862,000 through December 31, 2004

2000 - 2004 Restatement Net Income Net Income Net Income Net Income Net Income $ In Thousands $ In Thousands $ In Thousands $ In Thousands $ In Thousands As Previously Reported As Restated $ Change % Change 2004 $178,878 $177,325 -$1,553 -0.87% 2003 $152,338 $119,894 -$32,444 -21.30% 2002 $107,956 $132,862 $24,906 23.07% Prior 2002 * -$7,993 Cumulative -$17,084 * Retained Earnings impact for periods prior to 2002

For Fiscal Year 2004, net adjustments decreased previously reported net income by approximately - $1.55 Million Cumulative adjustments decreased retained earnings and legal surplus by $17.1 Million Approximately $15.1 Million represents non-cash derivatives adjustment Restatement reflects changes in treatment of mortgage-related transactions and interest rate swaps No other significant changes 2000 - 2004 Restatement

Subsequent Period Filings On February 9, 2007 the Corporation filed its Annual Report on Form 10-K for the year ended December 31, 2005 with the Securities and Exchange Commission. The Corporation filed its Annual Report on Form 10-K for the year ended December 31, 2006 with the Securities and Exchange Commission. As soon as possible thereafter the Corporation will file: Amended Quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2005 Quarterly reports on Form 10-Q for the fiscal quarters ended June 30, 2005, September 30, 2005, March 31, 2006, June 30, 2006 and September 30, 2006 The Corporation expects to delay the filing of its financial results for the quarters ended March and June 2007 due to its current efforts in completing the 2006 Form 10-K and 2006 quarterly reports. The Corporation expects to file its 2007 quarterly financial statements once it has become current on its 2005 and 2006 filings Regulatory Reports The Corporation has maintained current on its regulatory filings, including reports filed with the FDIC, FED and OCIF. However, due to completion of accounting analysis subsequent to filing date, filed reports will need to be amended The Corporation has filed with the FDIC and the FED amended reports for the fiscal years ended December 31, 2004 and December 31, 2005

Business Overview & Highlights

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Business Overview

First BanCorp is the parent company of FirstBank Puerto Rico, a state chartered commercial bank with operations in Puerto Rico, the Virgin Islands and Florida; FirstBank Insurance Agency; and Ponce General, the holding company of FirstBank Florida

FirstBank Puerto Rico has 4 subsidiaries with operations in Puerto Rico:

- First Leasing and Rental—a vehicle leasing and daily rental company with 9 offices in Puerto Rico
- First Federal Finance (d/b/a Money Express)—a small-loan consumer finance company with 40 offices in Puerto Rico
- FirstMortgage—a residential mortgage loan origination company with 33 offices within FirstBank branches and at standalone sites
- FirstBank Overseas—an International Banking Entity under the International Banking Entity Act of Puerto Rico

FirstBank Puerto Rico has 2 subsidiaries and 1 agency with operations outside of Puerto Rico:

- First Insurance Agency—an insurance agency with 4 offices that sell insurance products in the US Virgin Islands ("USVI")
- First Express—a small loan, consumer finance company with 4 offices in the USVI
- FirstBank Miami Loan Agency - a Miami based loan agency offering construction and commercial loans (consolidated within FirstBank Puerto Rico)

1First Bank
Todo está en uno

(48) 2 15 Geographic Footprint (4)

Puerto Rico Footprint Opportunities Within the Local Market Opportunities Within the Local Market Opportunities Within the Local Market Dark Green: Municipalities where FBP is present

FBP: Second largest financial holding company headquartered in Puerto Rico Share (Dec 06) Market Position Branches* 8.36% 4th Deposits Savings & CD's (w/o brokered, foreign, IRA & keogh) 8.81% 4th Consumer DDA's 7.35% 6th Commercial & Corporate DDA's 5.73% 5th Brokered CD's 31.70% 1st Government Deposits 7.27% 3rd Loans Corporate $5MM or more 18.70% 2nd Commercial, $250M- $5MM 9.92% 2nd Commercial, Less than $250M 24.44% 2nd Commercial Real Estate 9.83% 3rd Construction 10.38% 5th Total Auto Loan and Leasing 17.82% 2nd Personal Loans 11.61% 3rd Small Loan Company (unsecured) 9.88% 4th * As of June 2006 Source: Commissioner of Financial Institutions of the Commonwealth of PR Puerto Rico Market Share Opportunities Within the Local Market

Business Highlights Diverse Business Mix Core lending franchise is comprised of corporate, commercial and consumer lending Full service and scale corporate and commercial and construction banking operations differentiate First BanCorp from most Island peers Additional scale businesses, including mortgage, auto lending, insurance and consumer finance Attractive Florida Franchise Strong growth in FirstBank Florida following its acquisition in 2005 and foothold in one of the nation's most attractive MSAs Leading Virgin Islands Franchise Dominant market share position in the US and British Virgin Islands Strong core banking business Core business not reliant upon gain-on-sale loan transactions to agencies or peer institutions Cease-and-Desist order does not limit the day-to-day operations of the Bank, but outlines a series of affirmative actions needed to be taken to satisfy regulators Three new branches opened in Puerto Rico during the 4th QTR of 2006 Canovanas, Ponce and San Sebastian

Business Highlights Strengthened Risk Management Culture First BanCorp developed and invested in a state-of-the-art risk management system that allows the Bank to maintain a competitive advantage in the marketplace Vigorous interest rate risk management with ALCO Committee Enhanced credit quality oversight Repayment and B/S deleveraging to improve capital position Payment from Doral resulted in capital ratio improvement of approximately 240 bps $2.4 billion cash payment from Doral was used primarily to reduce the brokered CD portfolio Improved competitive position in mortgage market Structural changes in the secondary mortgage market have improved the Bank's competitive position on the Island More rational terms and pricing by competitors should allow First BanCorp to compete more aggressively while improving returns on the mortgage business

New branding initiative launched in 4th QTR 2005, where the Bank ties in all its product offerings and branch network through its One-Stop Shop initiative The Bank continues to grow organically by developing cross-selling strategies with its existing client base, with an objective of reaching 5 products and services per client by the end of 2008 Reposition the Bank's product offering as a Financial Services "One-Stop-Shop" Change the product, business-focused marketing approach to a "customer-centric, needs based" marketing approach Our corporate philosophy based on this branding initiative: FirstBank is the financial partner empowering achievers In the individual, commercial businesses, corporations, institutions and government agencies segments Offering the first 'One-Stop-Shop' financial services solution (IBS) Providing choices, customization, and convenience Through a high touch, high tech environment In Puerto Rico, the Caribbean and the US (Florida) One Stop Shop Initiative

Branding Strategy: The Tagline and Signature

First BanCorp Total Assets

First BanCorp's Transformation to a Diversified Loan Portfolio

First BanCorp's Transformation to a Diversified Loan Portfolio

Wholesale Banking First BanCorp has developed a broad product offering for its larger corporate customer base Institutions, government agencies and corporations Cash management product launched in 1998 Automated web-based system #3 share of government deposit segment Products include financing, capital markets, business management services and specialized services (including cash flow and asset-based transactions) As of December 2006, FirstBank Puerto Rico had a 18.7% share and the #2 position among financial institutions on the Island for commercial, agricultural and industrial loans of $5 million or more which are defined as Corporate banking* One of the largest Corporate Banking units on the Island Key focus on attracting and hiring experienced talent, as well as developing a faster and more agile credit decision-making process Strong Wholesale Banking pipeline (corporate, commercial banking, government & construction) * Source: Commissioner of Financial Institutions of the Commonwealth of PR, September 2006

Corporate and Commercial Lending Commercial Banking at both the Corporate and Middle Market levels is expected to continue as one of the Corporation's growth drivers in the near term In 2005, the Corporation initiated a strategy to cater customer needs in the middle market segment Significant opportunity for growth in this market as 84% of the outstanding principal balance (Puerto Rico only) represents corporate banking relationships Puerto Rico commercial market has been divided into four operating regions to better serve small and medium sized businesses San Juan Bayamon Caguas Ponce/Mayaguez Proximity allows for stronger relationships and customer knowledge

First BanCorp Corporate and Commercial Lending Corporate and Commercial Lending has shown a CAGR of 17.33% since 2003

First BanCorp Commercial Mortgage Commercial Real Estate Lending has shown a CAGR of 21.47% since 2003 Note: The increase includes the loans acquired as part of FB Florida acquisition in March 2005, FB Florida commercial mortgage loans at 12/31/2006 and 3/31/07 approximated $275 million and $299 million, respectively.

First BanCorp Construction Lending Specializes in the interim construction financing of residential, industrial and commercial projects in Puerto Rico, USVI, BVI and Florida Currently providing financing to more than 40 projects ranging from approximately $2 million to up to $150 million Construction Lending has shown a CAGR of 58.12% since 2003

FirstBank Miami Agency FirstBank enters the US mainland market with focus on the Florida market by establishing a Loan Agency Office in November 2004 Miami loan production office offering construction and commercial loans throughout Florida Agency managed by experienced, seasoned construction lenders well known in the Florida banking community $ 830 million outstanding and $128 million in undisbursed commitments as of March 31, 2007, distributed among condo conversion, construction, commercial mortgages and pre-development land loans. Construction lending focus on the affordable housing and condo conversion market ($150K to $200K), such as in the Miami Dade, Broward, Palm Beach, Tampa, Jacksonville and Orlando market areas Attractive pricing based over prime rate

First BanCorp Residential Real Estate Loans Residential Real Estate Lending has shown a CAGR of 37.59% since 2003 Note: The increase includes the loans acquired as part of FB Florida acquisition in March 2005, FB Florida residential mortgages at 12/31/2006 and 3/31/07 approximated $329 million and $335 million, respectively.

Mortgage Lending (FirstMortgage - PR Production) Mortgage closings have shown a CAGR of 32.73% since 2001, strengthened by the launch of First Mortgage in 2003 Puerto Rico's mortgage market has historically been dominated by Doral, R&G and Popular Mortgage, however, recent developments in the mortgage market are expected to result in market share changes and more rational pricing Mortgage Lending Division has experienced tremendous growth since it became a separate division of FirstBank, FirstMortgage Approximately 5% origination market share Increased focus on branch distribution network, as well as specialized units for realtors, mortgage brokers, developers and other specific customer groups Approximately 40% of originations from branch locations

First BanCorp Consumer Lending Consumer Lending has shown a CAGR of 15.68% since 2003

Auto Lending Puerto Rico Operations A highly competitive and specialized business on the Island Four major participants: Banco Popular, Reliable, FirstBank and BBVA Strong #2 position with 17.8% market share (Puerto Rico) as of Dec 2006 Also offers leasing and rental services through First Truck & Car Rental Business strategy integrates attractive commercial floor plan packages for the Bank's dealer customers to differentiate from other competitors As dealer relationships develop, FirstBank offers on-site loan officers able to provide approvals in 30 minutes or less Right of first refusal on retail sales Developing and maintaining dealer relationships is critical to business growth Auto Loans - CAGR of 17.74% Finance Leases - CAGR of 30.35%

Consumer Lending Puerto Rico Operations Offers unsecured lending, credit lines and marine financing Currently #3 in market share Puerto Rico (personal loan segment) with a $370 million portfolio, personal and small loans Successful in developing direct and indirect channels Focus on service - 15 minute reply on applications Consumer lending portfolio does not include credit card assets which were sold to MBNA (Bank of America) during 2003 - 2004 In partnership with Bank of America (FIA Card Services) to provide FirstBank branded credit cards 10 year financial institutions exclusivity rights for Puerto Rico market Full range of credit card products Preferred, Gold, Platinum and Quantum Access to Bank of America credit card products

Money Express Specializes in sub-prime unsecured personal lending Loans below $5,000, under Money Express Brand Loans over $5,000 under Prestamas Brand Puerto Rico market size is largely fixed (approximately $1.2 billion), so focus is on capturing market share from competitors FirstBank currently has a 9.88% market share as of December 2006 3 branches opened in 2006, for a total of 37 branches at end of 2006 3 stand alone Prestamas branches Money Express has shown a CAGR of 13.00% since 2003 of 13.00% since 2003 of 13.00% since 2003

Insurance Business FirstBank Insurance and First Insurance VI have experienced tremendous growth since their inception We currently operate insurance agency offices in Puerto Rico and the Virgin Islands Leverage the insurance needs of customers across the Bank's business lines, including auto, mortgage, consumer and commercial Other key priorities are opening additional offices through FirstBank branches and selected auto dealers Recent efforts have focused on further developing the commercial insurance segment, particularly within the middle market Insurance Commissions have shown a CAGR of 26.14% since 2003

Eastern Caribbean Franchise In 1999 and 2002, FirstBank acquired the USVI and BVI branches of Citibank and JPMorgan Chase, respectively FirstBank has become a market leader in these particularly affluent markets In the USVI, #1 share by assets (37%), #1 share by originations (71%) and #2 share by deposits (38%) Improved position with the launch of First Express, specializing in small scale sub-prime lending Deposits up from $557 million to $987 million as of March 31, 2007 and loans up from $435 million to $876 million since 2003

FirstBank Florida In March 2005, First BanCorp acquired Ponce General (parent of Unibank, later renamed FirstBank Florida) Continued effort to expand Florida franchise beyond the Bank's Miami-based loan agency Branch network integration through FirstBank Florida branding Anticipated de novo branching Emphasis on deposit product enhancement, electronic services and a shift in focus from operations to sales culture Foster growth in the consumer credit business, leveraging existing partnership with MBNA (now Bank of America) Broaden commercial lending franchise by targeting small to medium-sized businesses Currently operates 9 branches and 2 offices in the Orlando and Miami-Dade areas $823 million in assets as of March 31, 2007

Selected Financial Data 1st QTR 2007

First BanCorp Total Assets

First BanCorp Total Loans Decrease in total loans is mainly a result of repayments of approximately $2.7 billion in secured commercial loans to Doral and R&G of which $2.4 billion represented the non-recurrent payment received in May 2006

Asset Quality Non performing residential mortgage loans have increased during 2006. Historically, the Corporation has experienced minimal losses in this portfolio. Current reserve levels for the mortgage portfolio were reviewed and validated by an external consultant

Asset Quality Adding back the non-recurrent payment of $2.4 billion from Doral in May 2006 to the denominator of the formula, for comparability purposes, the ratio would have been 1.84% for December 2006.

Asset Quality

Distribution of Non Performing Loans (First BanCorp) Lending & Credit Administration AS OF 03/31/07 % AS OF 12/31/06 % CHANGE FROM FY06 % AS OF 12/31/05 % CHANGE FROM FY05 % RESIDENTIAL MORTGAGE LOANS $ 132,474 50% $ 114,828 46% $ 17,646 15% $ 54,777 21% $ 77,697 142% COMMERCIAL LOANS 28,510 11% 24,900 10% 3,610 14% 18,583 7% 9,927 53% COMMERCIAL MORTGAGE LOANS 29,003 11% 38,078 15% -9,075 -24% 15,273 6% 13,730 90% CONSTRUCTION LOANS 21,623 8% 19,735 8% 1,888 10% 1,959 1% 19,664 1004% FIRST LEASING 6,353 2% 8,045 3% -1,692 -21% 3,272 1% 3,081 94% CONSUMER LOANS 42,015 16% 46,501 18% -4,486 -10% 40,459 16% 1,556 4% TOTAL $ 259,978 $ 252,087 $ 7,891 $ 134,323 $ 125,655

FirstBanCorp Capital Position (estimated) Note: As filed with the Board of Governors of the Federal Reserve System

FirstBank Capital Position (estimated) Note: Historically, holding company capital ratios are slightly higher.

Investment Security Portfolio (as of March 31, 2007) U.S. Gov. & Agncy P.R. Gov. & Agncy MBS Money Markets FHLB Stock Overnight Deposits Corp. Bonds OTHER 2547817405 57782595 2400300000 288401516 39862000 188412161 6896000 7694851 Total = $5,537,166,528

Funding (as of March 31, 2007) Cost of Funds YTD 4.84%

U.S. Government & Agency Portfolio by Final Maturity1 Date 4/9/2007 5/17/2007 6/28/2007 2/15/2015 5/15/2015 4/8/2019 6/30/2020 10/6/2020 2/17/2022 3/7/2022 7/30/2023 4/26/2024 2/14/2025 6/5/2028 9/8/2028 6/23/2033 Amount 150578479 206589191 98806626 293603389 100144296 506555996 199892365 450000000 300000000 400000000 17164829 100000000 13150418 68986675 17030950 10805653 Yield to Maturity 0.0509 0.0512 0.0502 0.0432 0.041 0.0575 0.058 0.0606 0.0575 0.0575 0.0577 0.0595 0.0605 0.0551 0.054 0.0617 1: effective maturity may differ due to embedded call options

Weighted Average Time Left to Final Maturity2 of the Callable & Fixed Brokered CD Portfolio Bullets Portfolio WAVG Life Left Callables 12/31/2002 2.54 9.2 12.06 12/31/2003 1.54 10.62 14.21 12/31/2004 1.38 11.91 13.5 12/31/2005 0.3 6.19 11.01 12/31/2006 0.37 6.82 10.32 3/31/2007 0.4 5.99 9.72 2: effective maturity may differ due to call option

First Bancorp (NYSE: FBP) Overview July 2007